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                                                                   EXHIBIT 10.13
                             REGISTRATION AGREEMENT

          THIS REGISTRATION AGREEMENT (this "Agreement") dated as of September 1, 1995 is made by and among South Coast Exploration Company, a Texas corporation (the "Company"), Ron A. Krenzke, Craig S. Davis and Philip V. Duggan, each an individual (the "Management Shareholders"), EQT Capital Corporation, a Delaware corporation ("EQT"), and Weisser, Johnson & Co., a Delaware corporation (the "Option Holder") (the Management Shareholders), EQT and the Option Holder are collectively referred to herein as the "Shareholders" and each is referred to herein as a "Shareholder").

          The Company and EQT are parties to a Stock Purchase Agreement of even date herewith (the "Purchase Agreement"). In order to induce EQT to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement.

          The Company, the Management Shareholders, EQT and the Option Holder are parties to a Shareholders Agreement of even date herewith (the "Shareholders Agreement"). In order to induce the Management Shareholders, EQT and the Option Holder to enter into the Shareholders Agreement, the Company has agreed to provide the registration rights set forth in this Agreement.

          Unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in Section 9 hereof.

          Intending to be legally bound hereby, the parties hereto mutually agree as follows:

          1.  Piggyback Registrations.

          (a) Right to Piggyback. Whenever the Company proposes to register any of its securities under the Securities Act (other than pursuant to a Demand Registration, as contemplated by Section 2, and other than a registration statement on Form S-4 or S-8 (or any substitute form for comparable purposes that may be adopted by the Securities and Exchange Commission) or a registration statement filed solely in connection with a business combination, an exchange offer or an offering of securities to the Company's existing security holders or employees) (a "Piggyback Registration"), whether or not for sale for its own account, the Company will give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within twenty days after the receipt of the Company's notice.

          (b) Piggyback Expenses. The Registration Expenses of the holders of Registrable Securities will be paid by the Company in all Piggyback Registrations.

          (c) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise
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the Company in writing (with a copy to each party hereto requesting registration of Registrable Securities) that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering (i) without adversely affecting the marketability of such offering or (ii) within a price range acceptable to the Company, the Company will include in such registration (x) first, the securities the Company proposes to sell for its own account, (y) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares of Registrable Securities requested to be included in such registration by each such holder and (z) third, other securities requested to be included in such registration.

          (d) Priority on Secondary Registrations. If a Piggyback Registration is a secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing (with a copy to each party hereto requesting registration of Registrable Securities) that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering (i) without adversely affecting the marketability of such offering or (ii) within a price range acceptable to the holders initially requesting such registration, the Company will use its best efforts to include in such registration the securities requested to be included therein by the holders requesting such registration and the Registrable Securities requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of such securities requested to be included in such registration by each such holder.

          (e) Other Registrations. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to this
Section 1 or pursuant to Section 2, and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-4 or S-8 or any successor form thereto), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least six months has elapsed from the effective date of such previous registration.

          (f) Selection of Underwriters. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, the Company will have the right, subject to the applicable provisions of the Shareholders Agreement, to select the investment banker(s) and manager(s) to administer the offering.

          2.   Demand Registrations.

          (a)  Requests for Registration.

          (i) As used herein, the term "Initial Demand Availability Date" shall mean a date on which EQT (together with its Affiliates) owns at least one-third of the number of shares of Common Stock it acquired under the Purchase Agreement and which is the earlier to occur of (A)

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the six month anniversary of the date on which the Company has completed a public offering of Common Stock pursuant to an effective registration statement filed under the Securities Act and (B) the date on which the Company has issued equity securities for an aggregate cumulative purchase price of $150,000,000.
As used herein, the term "Initial Demand Availability Period" means the period commencing on the Initial Demand Availability Date and ending on the earliest to occur of (C) the second anniversary of the Initial Demand Availability Date, (D) the date specified by EQT in written notice to the Company as the termination date of the Initial Demand Availability Period, (E) the date on which EQT (together with its Affiliates) ceases to own at least one-third of the number of shares of Common Stock it acquired under the Purchase Agreement and (F) the date which is six months after the completion of the offering pursuant to the second registration demanded during the Initial Demand Availability Period.

          (ii) At any time during the Initial Demand Availability Period, the holders of a majority of the EQT Registrable Securities may request registration under the Securities Act of all or part of their EQT Registrable Securities; provided, that the holders of EQT Registrable Securities may not, unless the Company has completed a public offering of Common Stock pursuant to an effective registration statement filed under the Securities Act, request any such registration if, after completion of the offering of the EQT Registrable Securities so registered, EQT or it Affiliates would own less than 20% of the outstanding Common Stock.

          (iii) At any time after the completion of the Initial Demand Availability Period, the holders of a majority of the EQT Registrable Securities, the holders of a majority of the Option Holder Registrable Securities and the holders of a majority of the Management Registrable Securities each may request registration under the Securities Act of all or part of their Registrable Securities.

          (iv) All registrations requested pursuant to this Section 2 (a) are referred to herein as "Demand Registrations". Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten days after receipt of any such request pursuant to clause
(ii) of this Section 2 (a), the Company will give written notice of such requested registration to all other holders of EQT Registrable Securities and, subject to Section 2(d) below, will include in such registration all EQT Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice. Within ten days after receipt of any such request pursuant to clause
(iii) of this Section 2(a), the Company will give written notice of such requested registration to all other holders of Registrable Securities and, subject to Section 2(d) below, will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.

          (b) Number of Demand Registrations. The holders of a majority of the EQT Registrable Securities will be entitled to request two Demand Registrations during the Initial Demand Availability Period. The holders of a majority of the EQT Registrable Securities, the holders of a majority of the Option Holder Registrable Securities and the holders of a majority of

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the Management Registrable Securities will each be entitled to request unlimited
Demand Registrations after the Initial Demand Availability Period, provided that all such requests must request that such registration include at least 25% of the Registrable Securities owned by such demanding holders immediately after the purchase contemplated by the Purchase Agreement. The Company will pay all Registration Expenses (as defined in Section 5) relating to one Demand Registration for the holders of the EQT Registrable Securities, one Demand Registration for the holders of the Option Holder Registrable Securities and one Demand Registration for the holders of the Management Registrable Securities. A registration will not count as a Demand Registration until it has remained effective for 120 days or such shorter period as shall be required to sell all of the Registrable Securities registered pursuant thereto (but not before the expiration of the applicable prospectus delivery period) ; provided that, in the event a registration does not count as a Demand Registration pursuant to the foregoing clause, the Company will pay the Registration Expenses of such registration if, but only if, it would have been obligated to pay such expenses had the registration counted as a Demand Registration.

          (c) Priority on Demand Registrations.

          (i) The Company will not include in any Demand Registration requested pursuant to clause (ii) of Section 2(a) any securities (other than securities to be sold on behalf of the Company) which are not EQT Registrable Securities without the prior written consent of all of the holders of EQT Registrable Securities making the demand. The Company will not include in any Demand Registration requested pursuant to clause (iii) of Section 2(a) any securities (other than securities to be sold on behalf of the Company) which are not Registrable Securities without the prior written consent of the holders of a majority of the Registrable Securities making the demand.

          (ii) If in a Demand Registration requested pursuant to clause (iii) of
Section 2(a) the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities requested to be included in the offering and, if permitted hereunder, other securities desired to be included in the offering exceeds the number of securities which can be sold therein (i) without adversely affecting the marketability of the offering or
(ii) within a price range acceptable to the holders of a majority of the Registrable Securities initially requesting registration, there shall be included in the offering: first, the Registrable Securities requested to be included in such registration by the holders initially requesting registration pursuant to the first sentence of clause (iii) of Section 2(a); second, the Registrable Securities requested to be included in such registration pursuant to the last sentence of clause (iv) of Section 2(a); third, securities of other holders proposed to be included; and fourth, the securities the Company proposes to include.

          (d) Restrictions on Demand Registrations. The Company will not be obligated to effect any Demand Registration within six months after the effective date of a previous offering made pursuant to a request for a Demand Registration. Twice during any twelve-month period, the Company may postpone for up to 30 days the filing or the effectiveness of a registration statement for a Demand Registration if the Company, in the good faith judgment of its Board of Directors, determines that such Demand Registration could reasonably be expected to have an adverse effect

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on any proposal or plan by the Company to engage in any acquisition (other than in the ordinary course of business) or any merger, recapitalization, consolidation, reorganization, tender offer or similar transaction or negotiations, discussions or pending proposals with respect thereto or would require the Company to make premature public disclosure of information, the premature disclosure of which could have a material adverse effect on the business or prospects of the Company, or would otherwise be seriously detrimental to the Company or its shareholders; provided that in such event, the holders of Registrable Securities initially requesting such Demand Registration will be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration will not count as one of the holder's permitted Demand Registrations hereunder, and the Company will pay all Registration Expenses in connection with such withdrawn registrations.

          (e) Selection of Underwriters. The holders of a majority of the Registrable Securities included in any Demand Registration shall have the right to select the investment banker(s) and manager(s) to administer any public offering of equity securities of the Company pursuant to a Demand Registration for which such holders are paying the Registration Expenses (or, if only certain holders are paying the Registration Expenses, such selection shall be made by the holders paying such expenses), subject to the Company's approval, which approval shall not be unreasonably withheld. The Company will select the investment banker(s) and manager(s) to administer any public offering of equity securities of the Company pursuant to a Demand Registration for which the Company pays the Registration Expenses, subject to the approval of the holders of a majority of the Registrable Securities participating in such registration, which approval shall not be unreasonably withheld.

          (f) Other Registration Rights. Except as provided in or contemplated by this Agreement, the Company will not grant to any Person the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of a majority of the EQT Registrable Securities, of the holders of a majority of the Management Registrable Securities and of the holders of a majority of the Option Holder Registrable Securities.

          3.   Holdback Agreements.

          (a) To the extent not inconsistent with applicable law, each holder of Registrable Securities agrees not to effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities, options or rights convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 90-day period beginning on the effective date of any Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

          (b) The Company agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 90-day period beginning on the effective date of any

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Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-4 or S-8 or any successor form thereto), unless the underwriters managing the registered public offering otherwise agree, and (ii) to cause each holder of its Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

          4. Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

          (a) prepare and file with the Securities and Exchange Commission a registration statement on the appropriate form with respect to such Registrable Securities and thereafter use its reasonable efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to counsel selected by each holder of Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents will be subject to review of such counsel);

          (b) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of either (i) not less than six months (subject to extension pursuant to Section 7(b)) or, if such registration statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer or
(ii) such shorter period as will terminate when all of the securities covered by such registration statement have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement (but in any event not before the expiration of any longer period required under the Securities Act), and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

          (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such

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seller may reasonably request in order to facilitate the disposition of the
Registrable Securities owned by such seller;

          (d) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

          (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which, the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, at the request of any such seller, the Company will prepare and furnish to such seller a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

          (f) use its best efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the Nasdaq Stock Market;

          (g) provide a transfer agent and registrar (which may be the Company) for all such Registrable Securities not later than the effective date of such registration statement;

          (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split or a combination of shares);

          (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested

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by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement; provided, however, each seller of Registrable Securities agrees that information obtained by it as a result of such inspections which is deemed confidential by the Company shall not be disclosed to any third party and shall not be used by it as the basis for any market transaction in securities of the Company unless and until such information is made generally available to the public and each seller shall cause any attorney, accountant or agent retained by such seller to adhere to these confidentiality provisions;

          (j) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

          (k) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included in such registration statement for sale in any jurisdiction, use its reasonable best efforts promptly to obtain the withdrawal of such order;

          (l) obtain a comfort letter, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the Company's independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters as the holders of a majority of the Registrable Securities being sold reasonably request; and

          (m) provide a legal opinion of the Company's outside counsel, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), with respect to the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature.

The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

          5.   Registration Expenses.

          (a) All expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, listing fees and fees and disbursements of counsel for the Company and its independent certified

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public accountants and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), will be borne as provided in this Agreement, and the Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the Nasdaq Stock Market.

          (b) To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder will pay those Registration Expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable will be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered. Each holder of Registrable Securities will pay any underwriting discounts and commissions attributable to the sale of his or its Registrable Securities and any expenses of counsel retained by such holder, whether or not the Company is obligated to pay Registration Expenses.

          6.   Indemnification.

          (a) The Company agrees to indemnify and hold harmless, to the extent permitted by law, each holder of Registrable Securities, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against any losses, claims, damages, liabilities, joint or several, to which such holder or any such director or officer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained (A) in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or (B) in any application or other document or communication (in this Section 6, collectively called an "application") executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify any securities covered by such registration statement under the "blue sky" or securities laws thereof, or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such holder and each such director, officer and controlling person for any legal or any other expenses incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon, and in conformity with, written information furnished to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies

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of the same.  In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

          (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify and hold harmless the Company, its directors and officers and each other Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities, joint or several, to which the Company or any such director or officer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or in any application or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information furnished to the Company by such holder expressly for use therein, and such holder will reimburse the Company and each such director, officer and controlling Person for any legal or any other expenses incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the obligation to indemnify will be individual to each holder and will be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

          (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless such indemnified party has been advised by legal counsel that there may be one or more legal defenses available to such indemnified party which are different from or additional to those available to the Company, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not agree to any settlement that does not provide for the complete release from liability of the indemnified party without the indemnified party's prior written consent, which consent will not be unreasonably withheld, and the indemnified party will not be subject to any liability for any settlement made by the indemnifying party without the indemnified party's consent. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless the indemnified party has been advised by legal counsel that there may be one or more legal defenses available to such indemnified party which are different from or additional to those available to the Company.

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          (d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

          7.   Participation in Underwritten Registrations.

          (a) Notwithstanding anything to the contrary contained herein, no Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to the terms of any over-allotment or "green shoe" option requested by the managing underwriter(s), provided that no holder of Registrable Securities will be required to sell more than the number of Registrable Securities that such holder has requested the Company to include in any registration) and (ii) completes and executes all customary questionnaires, powers of attorney, custody agreements, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

          (b) Each person that is participating in any registration hereunder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(e) above, such Person will forthwith discontinue the disposition of its Registrable Securities pursuant to the registration statement until such Person's receipt of the copies of a supplemented or amended prospectus as contemplated by such Section 4(e). In the event the Company shall give any such notice, the applicable time period mentioned in Section 4(b) during which a Registration Statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this section to and including the date when each seller of a Registrable Security covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 4(e).

          (c) Each selling holder of Registrable Securities also agrees to notify the Company if any event relating to such holder occurs which would require the preparation of a supplement or amendment to the prospectus so that such prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          8. Current Public Information. At all times after the Company has filed a registration statement with the Securities and Exchange Commission pursuant to the requirements of either the Securities Act or the Securities Exchange Act, the Company will file all reports required to be filed by it under the Securities Act and the Securities Exchange Act and the rules and regulations adopted by the Securities and Exchange Commission thereunder, and will take such further action as any holder or holders of Registrable Securities may reasonably request, all to the extent required to enable such holders to sell Registrable Securities pursuant to Rule 144 adopted by the Securities and Exchange Commission under the Securities Act such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the Securities and Exchange Commission.

          9.  Definitions.

          "EQT Registrable Securities" means (i) any shares of Common Stock acquired by EQT from the Company or from any other Person, whether pursuant to the Purchase Agreement or otherwise, and (ii) any shares of Common Stock issued or issuable directly or indirectly with respect to the securities referred to in clause (i) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, including a recapitalization or exchange. As to any particular shares constituting EQT Registrable Securities, such shares will cease to be EQT Registrable Securities when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, or (y) sold to the public through a broker, dealer or market maker pursuant to Rule 144 (or by similar provision then in force) under the Securities Act.

          "Common Stock" means the common stock, no par value, of the Company.

          "Management Registrable Securities" means (i) any shares of Common Stock owned by any of the Management Shareholders on the date hereof or acquired by any of the Management Shareholders from the Company or from any other Person after the date hereof and (ii) any shares of Common Stock issued or issuable directly or indirectly with respect to the securities referred to in clause (i) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, including a recapitalization or exchange. As to any particular shares constituting Management Registrable Securities, such shares will cease to be Management Registrable Securities when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, or (y) sold to the public through a broker, dealer or market maker pursuant to Rule 144 (or by similar provision then in force) under the Securities Act.

          "Option Agreement" means the Option Agreement, dated as of the date hereof among the Option Holder and each of the Management Shareholders.

          "Option Holder Registrable Securities" means (i) any shares of Common Stock acquired by the Option Holder upon the exercise of Options to purchase Common Stack issued to the Option Holder pursuant to the Option Agreement and
(ii) any shares of Common Stock issued or issuable directly or indirectly with respect to the securities referred to in clause (i) above by way of stock dividend or stock split or conversion or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, including a recapitalization or exchange. As to any particular shares constituting Option Holder Registrable Securities, such shares will cease to be Option Holder Registrable Securities when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, or (y) sold to the public through a broker, dealer or market maker pursuant to Rule 144 (or by similar provision then in force) under the Securities Act.

          "Options" means the Options to purchase Common Stock issued pursuant to the Option Agreement.

          "Person" means an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.

          "Registrable Securities" means collectively EQT Registrable Securities, Management Registrable Securities and Option Holder Registrable Securities.

          "Securities Act" means the Securities Act of 1933, as amended, or any similar federal law then in force.

          "Securities and Exchange Commission" includes the United States government agency of that name and any governmental body or agency succeeding to the functions thereof.

          "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal law then in force.

          "Shareholders Agreement" means the Shareholders Agreement of even date herewith by and among the Company and the parties hereto.

          Unless otherwise stated, other capitalized terms contained herein have the meanings set forth in the Purchase Agreement.

          10.  Miscellaneous.

          (a) Duration of Rights. Notwithstanding any other provision of this Agreement to the contrary, the rights of all holders of Registrable Securities shall terminate on the tenth anniversary of the date of the consummation of the sale of the Company's Common Stock pursuant to an effective registration statement under the Securities Act (the "Termination Date"). Notwithstanding the foregoing, in the event a holder of Registrable Securities is not an affiliate of the Company, in the opinion of counsel to the Company, addressed to the holder and reasonably satisfactory to the holder and its counsel, then the Termination Date with respect to such holder shall be the earlier to occur of the Termination Date as provided above and the date on which such holder would be free, in the such opinion of counsel, to sell all of his Registrable Securities under Rule 144 (without any volume or manner of sale limitations).

          (b) No Violative Agreements. The Company will not hereafter enter into any agreement with respect to its securities which violates the rights granted to the holders of Registrable Securities in this Agreement.

          (c) Adjustments Affecting Registrable Securities. During the period, if any, commencing upon a Public Float (as defined in the Shareholders Agreement) and ending on the last day of the Initial Demand Availability Period, the Company will not, without the prior written consent of the holders of a majority of the EQT Registrable Securities, (i) merge or consolidate with any Person, (ii) liquidate, dissolve or effect a recapitalization or reorganization in any form of transaction or (iii) make any amendment to its Articles of Incorporation or bylaws.

          (d) Remedies. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party hereto shall have the right to injunctive relief, in addition to all of its other rights and remedies at law or in equity, to enforce the provisions of this Agreement.

          (e) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company, holders of a majority of the EQT Registrable Securities, holders of a majority of the Management Registrable Securities and holders of a majority of the Option Holder Registrable Securities; provided, however, that in the event that such amendment or waiver would treat a holder or group of holders of Registrable Securities in a manner different from any other holders of Registrable Securities, then such amendment or waiver will require the consent of such holder or the holders of a majority of the Registrable Securities of such group adversely treated.

          (f) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the holders of Registrable Securities (or any portion thereof) as such shall be for the benefit of and enforceable by any subsequent holder of any Registrable Securities (or of such portion thereof), subject to the provisions respecting the minimum numbers or percentages of shares of Registrable Securities (or of such portion thereof) required in order to be entitled to certain rights, or take certain actions, contained herein.

          (g) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          (h) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

          (i) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          (j) Governing Law. All issues concerning this Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without regard to choice of Law provisions thereof.

          (k) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when personally delivered or received by certified mail, postage prepaid and return receipt requested, or sent by guaranteed overnight courier service, charges prepaid. Such notices, demands and other communications will be sent to the respective addresses indicated in the Shareholders Agreement or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

          (l) Entire Agreement. Except as otherwise expressly set forth herein, this Agreement and any other agreements and instruments executed in connection herewith or expressly referred to herein embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

          IN WITNESS WHEREOF, the parties have executed this Registration Agreement on the day and year first above written.

                              SOUTH COAST EXPLORATION COMPANY



                              By: /s/ Ron A. Krenzke
                                 ----------------------------
                              Title:

                              EQT CAPITAL CORPORATION



                              By: /s/ Robert E. Daley
                                 ----------------------------
                              Title: President

                              WEISSER, JOHNSON & CO.



                              By: /s/ Scott W. Johnson
                                 ----------------------------
                              Title: Managing Director


Witness:

/s/ Scott W. Johnson              /s/ Ron A. Krenzke
--------------------              ---------------------------
                                  Ron A. Krenzke


/s/ Ron A. Krenzke                /s/ Craig S. Davis
--------------------              ---------------------------
                                  Craig S. Davis


/s/ Ron A. Krenzke                /s/ Philip V. Duggan
--------------------              ---------------------------
                                  Philip V. Duggan